UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

Taiwan Greater China Fund

(Exact name of registrant as specified in charter)

P.O. Box 118-763 Taipei
Taipei 10599, Taiwan
Republic of China
(Address of principal executive offices) (Zip code)

Brown Brothers Harriman & Co.
40 Water Street, P. O. 962047
Boston, MA 02196-2047
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 343-9567

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct all comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

Annual Report
December 31, 2008

Dear Stockholders

Like markets throughout the world, the Taiwan stock market suffered through a dismal year in 2008, with the overall stock market as measured by the Taiwan Stock Exchange Index (TAIEX) yielding US$denominated total returns of -43.7%. It is scant comfort to note that other emerging markets did even worse during the year, including China -62.6%, Korea -57.2%, India -61.0%, Brazil -55.3%, and Russia -72.3%. From its 2008 peak of 9310 on May 20th, the Taiwan market dropped 50.2% to close the year at 4591. The MSCI Taiwan Index produced a similar negative dollar return of -46.0%. These US dollar returns factor in a 1.1% drop in the value of the Taiwan dollar during the year. The volatility of the overall Taiwan market based on a 30 day annualized rate calculated by Bloomberg was 36.0% at year-end, compared to 27.7% in 2007, and 11.6% in 2006. Interestingly, the Taiwan market was significantly less volatile than the same measure for the S & P 500 Index which reached 59.7% on December 31.

Fund Performance

Considering the worldwide financial turmoil experienced during 2008, it was somewhat surprising that Taiwan’s financial stocks outperformed the overall market by 8.8% during the year, much of this out performance coming in January and March. This is important to the Fund since Taiwan’s financial sector has little investment in China and, consequently, the Fund holds shares in only one company in the sector. The Fund’s primary benchmark, the Taiwan China Strategy Index*, declined 53.0% for the year, and the similar S & P/Polaris China Play 50 Index had US dollar returns of -56.2%. The Fund’s shares on the New York Stock Exchange declined 51.2% for the year, and the Fund’s net asset value declined 52.5% after expenses of 2.4%, taxes on cash dividends of 1.0%, and taxes on stock dividends of 0.2%.

The Fund’s discount to net asset value averaged 9.8% during the year, up from 9.7% in 2007, and 7.3% in 2006. The maximum discount during the year was 21.7% on October 10, and the minimum was 4.1% on October 28.

The Fund’s mean and median daily trading volumes were 37,037 shares and 25,800 shares, respectively, during the year, compared to 42,510 shares and 27,800 shares, respectively, in 2007.

The Fund’s net asset value performance is highly correlated with the performance of the broad Taiwan market indices with R2’s** of 0.94 and 0.96 relative to the TAIEX and the MSCI Taiwan indexes, respectively. The Fund’s betas relative to the two broad indexes are 1.00 and 0.98, respectively, and the Fund’s alphas relative to those indexes are +0.8 basis points and -1.0 basis point per week, respectively. Alpha is a measure of “excess return” or returns which cannot be explained by the risk level of an asset. Relative to the S & P/Polaris China Play 50 Index, the Fund has an R2 of 0.93, a beta of 0.99, and a positive alpha of 11 basis points per week.

Performance Attribution

The Fund contracts with MSCI Barra*** to provide attribution data from their Aegis Performance Analyst model. The attribution model compares the NT$returns of the MSCI Taiwan Index with the NT$returns of the Fund’s portfolio. The MSCI Index represents the overall market in Taiwan while the Fund’s strategy calls for investment in Taiwan companies doing business in China.

For the 12 months ending December 2008, the NT$gross return for the MSCI Taiwan index in the Aegis model was a negative 44.5% while the portfolio-only return for the Fund in the model was a negative 49.9%. This implies that a negative 5.4 percentage points of return can be attributed to the China strategy and the active management of the fund. The negative performance continues to be a result of Q1 2008 results, when the China strategy and the active management showed a negative contribution of 7.4 percentage points. Q1 2008 results were primarily a result of the strong performance of the financial sector and the under-representation of financials in the TFC portfolio given their minimal activity in China, coupled with an over-representation of technology stocks given that they are the major sector operating in China.

Over the longer term, since the inception of the Fund’s China focused strategy in 2004, the China strategy and the active management of the Fund has contributed 2.6 percentage points with the MSCI Taiwan returning a negative 22.1% in NT$in the model while the Fund returned a negative 19.5%. This represents a 12% improvement over the MSCI Taiwan Index returns in NT$. Sector selection was the key source of returns over this period, contributing more than the total active return of the Fund but momentum stocks and smaller cap stocks positively contributed to active return, while growth stocks and overall asset selection were detriments. The dramatic effects of the last quarter of 2008 shifted asset selection from being a positive contributor to active returns over the long term to a negative factor.

Portfolio Valuation Measures

Corporate valuations in Taiwan remain at low levels despite the eroding business climate. Due to improvements in Taiwan’s financial reporting, we can now calculate more up-to-date valuation statistics than in the past, and at year-end, the Fund’s heavily tech-weighted portfolio was composed of companies with a weighted average price-earnings ratio of 12.6, a weighted average price-book ratio of 2.2, a weighted average cash dividend yield of 10.7%, and a weighted average return on equity of 22.1%.

Taiwan Political and Economic Developments

Last year marked a major political shift for Taiwan as a new administration began to implement its promises to improve relations with China. But the positive impact of the political developments was more than offset by the global economic crisis and falling demand in Taiwan’s main export markets.

The year started off with a Kuomintang (KMT) victory in the Taiwan legislative elections in January, with the Pan-Blue coalition winning 75% of the seats. In March, the voters elected the KMT’s Ma Ying-jeou as President by a margin of 58% to 42% over Frank Hsieh, the pro-independence Democratic Progressive Party candidate. Chen Shui-bian, the President for the last eight years, was unable to run because of term limits. During the campaign, Ma emphasized improving cross-strait relations and domestic investment to spur economic growth.

Within about six weeks after Ma’s inauguration in May, he fulfilled one of his key promises as direct weekend passenger flights commenced between Taiwan and China. Initially, 36 charter flights were established and by the end of the year the flights were expanded to a daily basis, the total number of weekly flights was increased to 108 and flights were allowed to fly a direct route rather than entering Taiwan only through Hong Kong airspace. Direct cargo flights and shipping links were also launched at the end of the year. Another campaign promise was to liberalize limitations on investments by Taiwan companies in mainland China. In August, the government lifted investment limitations for about 60% of Taiwan’s listed companies, while most other companies had their limits increased to 60% of net worth. This ultimately will help to rationalize corporate and capital structures of Taiwan companies that have invested in China. A number of other firsts related to China also happened during the year, including the opening of Taiwan to Chinese tourists, the visit of Chen Yunlin, China’s top envoy to Taiwan and the highest ranking Chinese official to visit Taiwan since 1949, and the change of rules to allow banks and securities companies to invest in their Chinese counterparts through third-country subsidiaries.

On the economic side, the news was not so positive. During the first half of the year, Taiwan’s export growth was an impressive 18.1% YOY, driven by exports to China, much of which went into goods ultimately exported to the US and Europe. But by September, exports were beginning to slide and in December exports fell 41.9% YOY, with exports to China slowing 57.1%. Export orders in December, representing shipments 1-3 months in the future, also declined 33% YOY. The impact of the dramatically weakening global economy was also seen in GDP figures, as foreign demand accounts traditionally for 60% of GDP. After first half GDP growth of 5.4% compared to the year earlier period, third quarter growth came in at a negative 1.5% and fourth quarter as well as the first two quarters of 2009 are forecast to be negative. The government has revised its overall 2008 growth forecast to 1.9% and is expecting 2009 growth to be 2.1%, although the Taiwan Institute of Economic Research believes that 2009 GDP will only grow 0.9%.

Like many other countries, Taiwan reacted to the global crisis by enacting a number of measures targeted at boosting the economy and strengthening the financial system. The Central Bank began cutting interest rates in September and has now lowered them six times from 3.625% to 1.5%, with the latest cut in January 2009. Early in the crisis, the government lowered the bank reserve ratio, expanded the REPO mechanism and fully guaranteed bank deposits. A US$28 billion stimulus package is now also being implemented which calls for US$15 billion on infrastructure spending over four years as well as US$2.5 billion on shopping vouchers which were distributed prior to Chinese New Year in late January. The stimulus package also focuses on encouraging investment through tax incentives and land purchase subsidies, boosting exports through export financing, and providing credit guarantees for small and medium businesses and targeted assistance for key industries. President Ma’s election proposal for 12 major domestic infrastructure projects implemented through public-private partnerships remains on the drawing board.

The worldwide economic slowdown notwithstanding, China’s economy is expected to grow at a 7.5% rate in 2009, and well managed, well governed Taiwan related companies will continue to be deeply involved in the China market. With low corporate valuations and less volatility than many markets the Taiwan companies in which the Fund invests will continue to make it a smart way to play China for long term investors.

Yours truly,
Steven R. Champion
President, CEO and Portfolio Manager

January 30, 2009

*
Source: MSCI. This information is for internal use only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the “MSCI Parties”) makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Taiwan China Strategy Index is a custom index calculated by MSCI for, and as requested by, Taiwan Greater China Fund. To calculate this Index MSCI starts with the MSCI Taiwan Index and then excludes those securities selected by Taiwan Greater China Fund on a quarterly basis based on Taiwan Greater China Fund’s screening criteria. MSCI has no role in developing, reviewing or approving Taiwan Greater China Fund’s investing criteria or the list of companies excluded from the MSCI Taiwan Index by Taiwan Greater China Fund to create the Taiwan China Strategy Index.

**
R2 is a measure of the correlation between the dependent and independent variables in a regression analysis. In this report, it measures the extent to which the Fund’s movements can be explained by movements in a benchmark index. The measurement ranges from 0 to 1, where 1 indicates that all movements of the Fund can be explained by movements in the index.

***
Barra, Inc. analytics and data (www.barra.com) were used in the preparation of this report.  Copyright 2005 BARRA, INC.  All rights reserved.  This information may only be used for your internal use and may not be reproduced or redisseminated in any form.  This information is provided on an “as is” basis and the use of this information assumes the entire risk of any use it may make or permit to be made of this information.  Neither Barra, any of its affiliates or any other person involved in or related to compiling, computing or creating this information makes any express or limited warranties or representations with respect to such information or the results to be obtained by the use thereof, and Barra, its affiliates and each such other person hereby expressly disclaim all warranties (including, without limitation, all warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information.   Without limiting any of the foregoing, in no event shall Barra, any of its affiliates or any other person involved in or related to compiling, computing or creating this information have any liability for any direct, indirect, special, incidental, punitive, consequential or any other damages (including, without limitation, lost profits) even if notified of, or if it might otherwise have anticipated, the possibility of such damages.

TAIWAN GREATER CHINA FUND PORTFOLIO HIGHLIGHTS SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF DECEMBER 31, 2008

Industry Diversification

Industry	U.S. $ Value	Percent of Net Assets
Computer Systems & Hardware	10,228,047	20.57%
Semiconductors	8,543,149	17.18
Plastics	5,911,088	11.89
Electronic Components	3,976,560	7.99
Flat-Panel Displays	3,896,762	7.84
Steel	3,622,504	7.29
Food	2,977,387	5.99
Cement	2,087,961	4.20
Computer Peripherals/ODM	1,811,457	3.64
Other	1,389,317	2.79
Financial Services	1,036,534	2.09
Electronics/Other	849,017	1.71
Textiles	616,257	1.24
Transportation	577,271	1.16
Rubber	433,734	0.87
Electrical & Machinery	354,496	0.71
Glass, Paper & Pulp	351,211	0.71
Retailing	314,164	0.63
Communications Equipment	232,372	0.47
Short-Term Securities	122,307	0.25
Other Assets (Less Liabilities)	388,096	0.78
Net Assets	$49,719,691	100.00

TAIWAN GREATER CHINA FUND Schedule of Investments / December 31, 2008

COMMON STOCK — 98.97%
Shares		% of Net Assets	U.S. Dollar Value
Cement — 4.20%
838,615	Asia Cement Corp.	1.46	$726,975
1,657,373	Taiwan Cement Corp.	2.74	1,360,986
			2,087,961

Communications Equipment — 0.47%
165,787	Gemtek Technology	0.47	232,372

Computer Peripherals/ODM — 3.64%
108,899	HTC Corp.	2.18	1,085,041
1,111,433	Lite-on Technology Corp.	1.46	726,416
			1,811,457

Computer Systems & Hardware — 20.57%
500,651	Acer Inc.	1.31	649,859
90,980	Advantech Co., Ltd.	0.26	131,678
2,151,154	Asustek Computer Inc.	4.85	2,412,093
460,494	Compal Electronics Inc.	0.49	242,040
2,515,531	Hon Hai Precision Industry Co., Ltd.	9.90	4,920,841
426,242	Inventec Co., Ltd.	0.24	120,136
1,094,828	Quanta Computer Inc.	2.32	1,154,241
787,075	Wistron Corp.	1.20	597,159
			10,228,047

Electrical & Machinery — 0.71%
465,000	Teco Electric & Machinery Co., Ltd.	0.29	143,103
1,090,837	Walsin Lihwa Corp.	0.42	211,393
			354,496

Electronic Components — 7.99%
218,676	Catcher Technology Co., Ltd.	0.73	362,472
1,011,129	Delta Electronics Inc.	3.94	1,956,388
150,979	Everlight Electronics Co.	0.40	198,735
275,557	Foxconn Technology Co., Ltd.	1.30	648,192
25,695	Motech Industry Co., Ltd.	0.12	60,599
65,000	Nan Ya Printed Circuit Board Corp.	0.27	136,659
141,799	Shin Zu Shing Co., Ltd.	0.71	354,292
263,000	TXC Corp.	0.34	167,485
221,378	Unimicron Technology Corp.	0.18	91,738
			3,976,560

Electronics/Other — 1.71%
125,000	Lumax International Corp., Ltd.	0.30	147,018
677,615	Synnex Technology International Corp.	1.41	701,999
			849,017

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND Schedule of Investments (Continued) / December 31, 2008

Shares			% of Net Assets	U.S. Dollar Value
Financial Services — 2.09%
932,000		Cathay Financial Holding Co., Ltd.	2.09	1,036,534

Flat-Panel Displays — 7.84%
3,622,381		AU Optronics Corp.	5.48	2,726,250
2,028,847		Chi Mei Optoelectronics Corp.	1.34	667,648
3,147,951		Chunghwa Picture Tubes, Ltd.	0.65	320,368
246,983		Innolux Display Corp.	0.37	182,496
				3,896,762

Food — 5.99%
290,405		Great Wall Enterprises Co.	0.45	222,987
662,000	*	Tingyi (Cayman Islands) Holdings Corp.	1.54	767,061
1,815,638		Uni-President Enterprise Corp.	3.22	1,598,828
938,000		Want Want China Holdings, Ltd.	0.78	388,511
				2,977,387

Glass, Paper & Pulp — 0.71%
616,384		Taiwan Glass Ind. Corp.	0.71	351,211

Plastics — 11.89%
1,217,299		Formosa Chemicals & Fiber Corp.	2.99	1,483,652
1,632,983		Formosa Plastics Corp.	4.36	2,169,416
2,099,319		Nan Ya Plastics Corp.	4.54	2,258,020
				5,911,088

Retailing — 0.63%
131,512		President Chain Store Corp.	0.63	314,164

Rubber — 0.87%
504,777		Cheng Shin Rubber Ind. Co., Ltd.	0.87	433,734

Semiconductors — 17.18%
2,597,762		Advanced Semiconductor Engineering Inc.	1.88	934,020
369,543		MediaTek Inc.	4.99	2,482,837
112,525		Powertech Technology Inc.	0.38	187,204
543,193		Siliconware Precision Industries Co., Ltd.	0.93	463,433
3,015,005		Taiwan Semiconductor Manufacturing Co., Ltd.	8.20	4,078,924
1,752,397		United Microelectronics Corp.	0.80	396,731
				8,543,149

Steel — 7.29%
5,146,621		China Steel Corp.	7.29	3,622,504

Textiles — 1.24%
963,093		Far Eastern Textile, Ltd.	1.24	616,257

Transportation — 1.16%
195,000	*	China Airlines	0.09	45,276
235,000		U-Ming Marine Transport Corp.	0.57	281,407
814,261		Yang Ming Marine Transport Corp.	0.50	250,588
				577,271

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND Schedule of Investments (Continued) / December 31, 2008

Shares		% of Net Assets	U.S. Dollar Value
Other — 2.79%
222,050	Giant Manufacturing Co., Ltd.	0.99	493,234
481,000	Merida Industry Co., Ltd.	1.20	597,238
669,473	Pou Chen Corp.	0.60	298,845
			1,389,317

TOTAL COMMON STOCK (COST $74,292,941)			49,209,288

SHORT-TERM SECURITIES — 0.25% Time Deposit — 0.25%
JP Morgan Chase - London, 0.06%, Due 01/02/09		0.25	122,307

TOTAL SHORT-TERM SECURITIES (COST $122,307)
			122,307

TOTAL INVESTMENTS IN SECURITIES AT FAIR VALUE (COST $74,415,248)
		99.22	49,331,595

OTHER ASSETS (LESS LIABILITIES)		0.78	388,096

NET ASSETS		100.00	$49,719,691

*	Non-income producing: These stocks did not pay a cash dividend during the past year.

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND
Statement of Assets and Liabilities
December 31, 2008 (Expressed in U.S. Dollars)

Assets
Investments in securities at Market value (Notes 2B, 2D, 3 and 7)
Common Stock (cost — $74,292,941)	$49,209,288
Short-term securities (cost — $122,307)	122,307
Total investment in securities at fair value (cost — $74,415,248)	49,331,595

Foreign cash (Cost — $453,719)	449,737
Prepaid expenses and other assets	247,587
Total assets	50,028,919

Liabilities
Professional fees payable	131,888
Administration fee payable (Note 5)	68,350
Accrued management fee (Note 4)	53,125
Shareholder communication fees payable	36,073
Custodian fee payable (Note 6)	19,792
Total liabilities	309,228

Net assets	$49,719,691

Components of net assets

Par value of shares of beneficial interest (Note 8)	$130,626
Additional paid-in capital (Note 8)	161,106,671
Accumulated net investment income	58,245,503
Accumulated net realized loss on investments and foreign currency transcactions	(103,825,438)
Unrealized net depreciation on investments (Note 7)	(25,083,653)
Cumulative translation adjustment (Note 2F)	(40,854,018)

Net assets	$49,719,691

Net asset value per share (13,062,568 shares issued and outstanding, par value $0.01)	$3.81

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND
Statement of Operations
For the Year Ended December 31, 2008 (Expressed in U.S. Dollars)

Investment income (Note 2B, 2C, 2D)
Dividends	$5,066,099
Securities lending income	112,290
Interest and other income	22,016
5,200,405

Republic of China taxes (Note 2H)	(1,031,997)
4,168,408

Expenses
Management fee (Note 4)	1,124,205
Shareholder communication expenses	196,419
Trustee fees and expenses	187,954
Administrative fee (Note 5)	140,974
Custodian fee (Note 6)	129,984
Audit and tax fee	108,266
Insurance expenses	86,934
Legal fees and expenses	47,245
Other expenses	100,391
2,122,372

Net investment income	2,046,036

Net realized and unrealized loss on investments and foreign currencies (Notes 2F and 7)
Net realized loss on:
investments (excluding short-term securities)	(6,683,994)
foreign currency transactions	(188,634)
net realized loss on investments and foreign currency transactions	(6,872,628)

Net changes in unrealized depreciation on:
investments	(52,029,736)
translation of assets and liabilities in foreign currencies	(1,988,385)

Net realized and unrealized loss from investments and foreign currencies	(60,890,749)

Net decrease in net assets resulting from operations	(58,844,713)

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND
Statement of Changes in Net Assets
For the Years Ended December 31, 2008 and 2007 (Expressed in U.S. Dollars)

	2008	2007
Net increase (decrease) in net assets resulting from operations
Net investment income	$2,046,036	$341,464
Net realized gain (loss) on investments and foreign currency transactions	(6,872,628)	13,995,967
Unrealized depreciation on investments	(52,029,736)	(7,648)
Unrealized depreciation on translation of assets and liabilities in foreign currencies	(1,988,385)	(96,960)

Net increase (decrease) in net assets resulting from operations	(58,844,713)	14,232,823

Capital share transactions:
Cost of semi-annual repurchase offer (Note 8B)	(7,466,652)	(11,593,032)

Net assets, beginning of year	116,031,056	113,391,265

Net assets, end of year	$49,719,691	$116,031,056

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND
Financial Highlights
(Expressed in U.S. Dollars)

	Years Ended December 31,
	2008	2007		2006	2005	2004
Per share operating performance:
Net asset value, beginning of year	8.02	7.07		5.87	5.37	5.13
Net investment income (loss)	0.15	0.02		0.01	0.05	(0.01)
Net realized and unrealized gain (loss) on investments (a)	(4.21)	0.92		1.21	0.65	(0.24)
Net realized and unrealized appreciation (depreciation) on translation of foreign currencies (a)	(0.16)	(0.01)		(0.03)	(0.25)	0.26
Total from investment operations	(4.22)	0.93		1.19	0.45	0.01

Distributions to Shareholders from:
Net investment income*	—	—		—	—	(0.01)

Capital Stock Transactions:
Share Tender Offer/Repurchase	0.01 (b)	0.02	(b)	0.01	0.05	0.24

Net asset value, end of year	3.81	8.02		7.07	5.87	5.37

Per share market price, end of year	3.53	7.23		6.61	5.30	4.90

Total investment return (%):
Based on Trust’s market price	(51.18)	9.38		24.72	8.16	3.42
Based on Trust’s net asset value	(52.49)	13.44		20.44	9.31	4.94
U.S. $return of Taiwan Stock Exchange Index**	(46.66)	9.23		20.35	3.03	11.69

Ratios and supplemental data:
Net assets, end of period (in thousands)	49,720	116,031		113,391	104,364	116,467
Ratio of expenses to average net assets (%)	2.37	2.30		2.55	2.12	2.79
Ratio of net investment income to average net assets (%)	2.29	0.28		0.22	0.99	(0.27)
Portfolio turnover ratio (%)	22	26		24	16	137

(a)
Cumulative effect of change in accounting principle resulted in a $0.06 reduction in realized gain/loss on investments and foreign currency transactions and a $0.06 increase in unrealized appreciation/depreciation on investments and foreign currency translation during 2004.

(b)	Based on average monthly shares outstanding.
*	See Note 2G for information concerning the Trust’s distribution policy.
**
Returns for the Taiwan Stock Exchange Index are not total returns and reflect only changes in share price, and do not assume that cash dividends were reinvested. The Taiwan Stock Exchange Index is calculated by the Taiwan Stock Exchange Corp.

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / December 31, 2008 (Expressed in U.S. Dollars)

Note 1 — Organization and Acquisition of The Taiwan (R.O.C.) Fund

The Taiwan Greater China Fund (the “Fund” or the “Trust”) is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust changed its name from The R.O.C. Taiwan Fund to the Taiwan Greater China Fund on December 29, 2003. The change took effect on the New York Stock Exchange on January 2, 2004.

The Trust was formed in connection with the reorganization (the “Reorganization”) of The Taiwan (R.O.C.) Fund. The Taiwan (R.O.C.) Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited and the Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust acquired the entire beneficial interest in the assets constituting The Taiwan (R.O.C.) Fund. On February 23, 2004, the investment contract was terminated and substantially all of the assets held in The Taiwan (R.O.C.) Fund were transferred to the direct account of the Trust. The Trust thereupon converted to internal management and now directly invests in Taiwan as a Foreign Institutional Investor. The Taiwan (R.O.C.) Fund was subsequently liquidated. At the Annual Meeting of Shareholders held on August 21, 2007, shareholders approved an advisory agreement between the Fund and Nanking Road Capital Management, LLC (the “NRC”), a company organized by employees of the Fund who had managed the Fund’s investments for the period from February 2004 to September 2007.

As required by the Trust’s Declaration of Trust, if the Trust’s shares trade on the market at an average discount to net asset value per share (“NAV”) of more than 10% in any consecutive 12-week period, the Trust must submit to the shareholders for a vote at its next annual meeting a binding resolution that the Trust be converted from a closed-end to an open-end investment company. The affirmative vote of a majority of the Trust’s outstanding shares is required to approve such a conversion. Because the Trust’s shares traded at an average discount to NAV of more than 10% for the 12-week period ended October 10, 2008, the Trust’s shareholders will be asked to consider the conversion of the Trust to an open-end investment company at the 2009 annual meeting. The affirmative vote of a majority of the Trust’s outstanding shares is required to approve such a conversion.

At the Annual Meeting of Shareholders held on June 21, 2005, shareholders approved the adoption by the Trust of an interval fund structure. The Trust now makes semi-annual repurchase offers with respect to its shares (see Note 8B).

On October 31, 2006, the Board of Trustees terminated the Fund’s policy requiring the Republic of China Securities and Futures Bureau, Financial Supervisory Commission to consent to change certain policies of the Fund.

Note 2 — Summary of Significant Accounting Policies

A — Basis of presentation — The accompanying financial statements of the Trust have been prepared in accordance with U.S. generally accepted accounting principles.

B — Valuation of investments — Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market or Hong Kong Stock Exchange. Securities traded on a principal securities exchange are valued at the closing price on such exchange. Short-term investments are valued at NAV or at amortized cost, which approximates fair value. Under the amortized cost method, the difference between the cost of each security and its value at maturity is accrued into income on a straight-line basis over the days to maturity. Securities for which market quotations are not readily available are, or if a development/event occurs that may significantly impact the value of a security may be, fair-valued in good faith pursuant to procedures established by the Board of Trustees.

C — Lending of Portfolio Securities —The Trust may lend portfolio securities up to 33 1/3% of the market value of the Fund’s total assets to qualified broker-dealers or financial institutions. All loans of portfolio securities are required to be secured by cash, U.S. government or government agency securities, or bank letters of credit, in each case in an amount equal, at the inception of the loan and continuing throughout the life of loan, to 105% of the market value of securities lent, which are marked-to-market daily. The Trust receives compensation for securities lending activities from interest earned on the invested cash collateral net of fee rebates paid to the borrower. The Trust’s lending agency agreement with UBS Securities LLC (“UBS”) was terminated at the end of October as UBS has decided to exit the securities lending agency business. For the year ended December 31, 2008, the Fund earned $112,290 and UBS earned $39,751 in compensation as the Trust’s lending agent. As of December 31, 2008, the Trust did not have any securities on loan. In the event of default or bankruptcy by the counterparty, the Trust could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / December 31, 2008 (Expressed in U.S. Dollars) (continued)

D — Security transactions and investment income —Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis as it is earned.

E — Realized gains and losses — For U.S. federal income tax purposes and financial reporting purposes, realized gains and losses on securities transactions are determined using the first-in, first-out method and the specific identification method, respectively. For the fiscal year ended December 31, 2008, the Trust utilized $5,335,840 of capital loss carryover with a total loss carryover of $91,449,362 remaining.

This capital loss carryover may be used to offset any future capital gains generated by the Trust, and, if unused, $59,446,991 of such loss will expire on December 31, 2009, $16,589,494 of such loss will expire on December 31, 2010, $11,721,463 of such loss will expire on December 31, 2011 and $3,691,414 of such loss will expire on December 31, 2013.

In accordance with federal income tax regulations, the Trust expects to elect to defer passive foreign investment company losses of $224,372, currency losses of $1,215,369 and capital losses of $12,127,908 realized on investment transactions from November 1, 2008 through December 31, 2008 and treat them as arising during the fiscal year ending December 31, 2009 for U.S. federal income tax purposes.

F — Foreign currency translation — Substantially all of the Trust’s income is earned, and its expenses are partially paid, in New Taiwan Dollars (“NT$”). The cost and market value of securities, currency holdings, and other assets and liabilities that are denominated in NT$are reported in the accompanying financial statements after translation into United States Dollars based on the closing market rate for United States Dollars in Taiwan at the end of the period. At December 31, 2008, that rate was NT$32.8190 to $1.00. Investment income and expenses are translated at the average exchange rate for the period. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.

The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G — Distributions to shareholders — It is the Trust’s policy to distribute all ordinary income and net realized capital gains calculated in accordance with U.S. federal income tax regulations. Such calculations may differ from those based on U.S. generally accepted accounting principles. In order to reconcile such differences, accumulated net investment income was increased by $5,436,068, accumulated net realized loss on investments was decreased by $55,228, and additional paid in capital was decreased by $5,380,840 to reflect the impact of such differences in accordance with U.S. generally accepted accounting principles. Permanent book to tax differences primarily relate to the treatment of the Trust’s gains from the disposition of passive foreign investment company shares as well as the nondeductibility of net operating losses for U.S. federal income tax purposes. Temporary book to tax differences are primarily due to differing treatments for certain foreign currency losses.

As of December 31, 2008, the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	$0000
Accumulated capital and other losses	(44,821,507)
Unrealized appreciation (depreciation)	(25,842,080)
$(70,663,587)

H — Taxes — The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income and excise taxes provided that it distributes all of its investment company taxable income and net capital gains to its shareholders.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / December 31, 2008 (Expressed in U.S. Dollars) (continued)

Management has analyzed the Trust’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Trust’s financial statements. The Trust’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Republic of China (“R.O.C.”) levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the Trust. For the twelve months ended December 31, 2008, the total par value of stock dividends received was $611,532.

Realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the fair value of stocks sold or transferred is levied. Proceeds from sales of investments are net of securities transaction tax of $76,557 paid for the twelve months ended December 31, 2008.

I — Use of estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements, financial highlights and accompanying notes. Actual results could differ from those estimates.

J — Accounting for Uncertainty in Income Taxes — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. As required, the Trust implemented FIN 48 on January 1, 2007. Based on management’s evaluation, FIN 48 did not have a material impact on the Trust’s financial statements.

K — Fair Value Measurements — Effective January 1, 2008, the Trust adopted FAS 157 – Fair Value Measurements (“FAS 157” or the “Statement”). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurement. The changes to current practices resulting from the application of the Statement relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurement. The Statement emphasizes that fair value is a market based measurement, not an entity specific measurement; as such, a fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, the Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the Trust (observable inputs) and (2) the Trust’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The three levels defined by the FAS 157 hierarchy are as follows:

Level I – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level II – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Level II assets include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / December 31, 2008 (Expressed in U.S. Dollars) (continued)

Level III – Unobservable pricing input at the measurement date for the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of the Trust’s securities using the fair value hierarchy:

At December 31, 2008
	Total	Level I	Level II	Level III
Investments	$49,331,595	$49,331,595	—	—

Note 3 — Investment Considerations

Because the Trust concentrates its investments in publicly traded equities issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust’s investment securities are primarily denominated in New Taiwan Dollars, changes in the relationship of the New Taiwan Dollar to the U.S. Dollar may also significantly affect the value of the investments and the earnings of the Trust.

Note 4 — Investment Management

As described in Note 1, the Trust entered into an investment advisory and management agreement with NRC on October 1, 2007. Pursuant to the investment agreement, NRC is responsible, among other things, for investing and managing the assets of the Trust and administering the Trust’s affairs. The Trust pays NRC a fee at an annual rate of 1.25% of the NAV of the Trust’s assets up to $150 million and 1.00% of such NAV in excess of $150 million.

Note 5 — Administrative Management

Brown Brothers Harriman & Co. (“BBH”) provides administrative and accounting services for the Trust, including maintaining certain books and records of the Trust, and preparing certain reports and other documents required by U.S. federal and/or state laws and regulations. The Trust pays BBH a monthly fee for these services at an annual rate of 0.06% of the NAV of the Trust’s assets up to $200 million, 0.05% of such NAV equal to or in excess of $200 million up to $400 million and 0.04% of such NAV equal to or in excess of $400 million. The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000. Out-of-pocket expenses will be billed at the actual amount incurred at the time the goods or services are purchased.

Note 6 — Custodian

BBH serves as custodian of the assets of the Trust. The Trust pays BBH a monthly fee for securities in the Taiwan market at an annual rate of 0.15% of the Trust’s market value of Taiwan holdings up to $200 million, 0.13% of such Taiwan holdings equal to or in excess of $200 million up to $400 million and 0.11% of such Taiwan holdings equal to or in excess of $400 million. The Trust pays BBH a monthly fee for securities in the Hong Kong market at an annual rate of 0.10% of the Trust’s market value of Hong Kong holdings. The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000.

Note 7 — Investments in Securities

Purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2008, included $19,373,857 for stock purchases and $26,335,953 for stock sales, respectively.

At December 31, 2008, the cost of investments, excluding short-term investments, for U.S. federal income tax purposes was $75,051,368. At December 31, 2008, the unrealized depreciation of $25,842,080 for U.S. federal income tax purposes consisted of $1,287,194 of gross unrealized appreciation and $27,129,274 of gross unrealized depreciation.

Note 8 — Shares of Beneficial Interest

A — The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present. The Trust has a repurchase program which allows for the repurchase of up to 10% of the outstanding shares. The share repurchase program commenced on November 1, 2004.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / December 31, 2008 (Expressed in U.S. Dollars) (continued)

In connection with the share repurchase program referred to above, the Board of Trustees authorized management to repurchase Trust shares in one or more block transactions provided that no block exceeds 500,000 shares on any day, no more than 1,000,000 shares in total are repurchased in block transactions, and that such share repurchases are made on the New York Stock Exchange and in compliance with the safe harbor provided by Rule 10b-18 under the Securities Exchange Act of 1934. This does not increase the overall repurchase authorization and the Trust will continue to make non-block share repurchases under its share repurchase program.

During the year ended December 31, 2008, the Trust did not repurchase any shares under this program.

B — The Trust has adopted an interval fund structure pursuant to which it will make semi-annual repurchase offers of its shares of beneficial interest. The percentage of outstanding shares of beneficial interest that the Trust can offer to repurchase in each repurchase offer will be established by the Trust’s Board of Trustees shortly before the commencement of each offer, and will be between 5% and 25% of the Trust’s outstanding shares of beneficial interest. If the repurchase offer is oversubscribed, the Trust may, but is not required to, repurchase up to an additional 2% of shares outstanding.

In June 2007, the Trust accepted 801,870 shares for payment at a price of $7.76 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on June 29, 2007, to which a 2% repurchase fee was applied. The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

In December 2007, the Trust accepted 761,776 shares for payment at a price of $7.05 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on December 17, 2007, to which a 2% repurchase fee was applied. The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

In June 2008, the Trust accepted 723,688 shares for payment at a price of $6.66 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on June 27, 2008, to which a 2% repurchase fee was applied. The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

In December 2008, the Trust accepted 687,504 shares for payment at a price of $3.85 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on December 17, 2008, to which a 2% repurchase fee was applied. The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

On July 15, 2008, the Trust filed a Registration Statement on Form N-2 with the Securities and Exchange Commission (the “SEC”) to register its common shares for one or more potential offerings in the future. On December 18, 2008, the Trust filed an amended Registration Statement on Form N-2 with the SEC to register its common shares for one or more potential offerings in the future. The filing has been declared effective by the SEC and will permit the Fund to move rapidly to conduct an offering of its shares in the future if the Board of Trustees of the Fund believes market conditions are appropriate.

At December 31, 2008, 13,062,568 shares were outstanding.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of
Taiwan Greater China Fund:

We have audited the accompanying statement of assets and liabilities of the Taiwan Greater China Fund (the “Fund”), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2009

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TAIWAN GREATER CHINA FUND
Additional Information (unaudited)

The Fund has obtained an agreement letter from Offshore Funds Centre of United Kingdom dated January 23, 2007 that its investors do not hold “material interest” in an offshore fund. Therefore, the Fund does not need to seek distributing fund status.

Steven R. Champion has been the President, Chief Executive Officer and portfolio manager of the Trust since February 2004. He was Executive Vice President of the Bank of Hawaii from 2001 to 2003 and Chief Investment Officer of Aetna International from 2000 to 2001. Mr. Champion also previously served as the portfolio manager of The Taiwan (R.O.C) Fund, predecessor to the Trust, from 1987 to 1989, and President and portfolio manager of the Trust from 1989 to 1992. Other positions he has held include Vice Chairman of the Bank of San Francisco, Chief International Investment Officer at the Bank of America, and Vice President and Country Manager in Taiwan for Continental Illinois National Bank.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

New York Stock Exchange Certification

In 2008, the Trust Chief Executive Officer provided to the New York Stock Exchange the annual CEO certification regarding the Trust’s compliance with the NYSE’s Corporate Governance listing standards stating that he was unaware of any violations of such listing standards.

Proxy Voting Policy

The Trust’s policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Risk Metrics Group, formerly Institutional Shareholder Services, Inc., unless the Trust’s portfolio manager recommends to the contrary, in which event the decision as to how to vote will be made by the Trust’s Board of Trustees. A summary of the voting policies may be found on the Trust’s website, www.taiwangreaterchinafund.com, and a more detailed description of those policies is available on the website of the SEC, www.sec.gov. In addition, information regarding how the Trust voted proxies relating to its portfolio securities during the 12-month period ended June 30, 2008 is available on or through the Trust’s website and on the SEC’s website.

Portfolio Holdings

The Trust provides a complete list of its portfolio holdings in its report to shareholders four times each year, at each quarter end. For the second and fourth quarters, the list of portfolio holdings appears in the Trust’s semi-annual and annual reports to shareholders. For the first and third quarters, the list of portfolio holdings appears in its quarterly reports to shareholders. These reports are available on the Trust’s website. The Trust also files the list of portfolio holdings for the first and third quarters with the SEC on Form N-Q, which is available on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 100 F. Street N.E., Room 1580, Washington, DC, 20549. To find out more about this public service, call the SEC at 1-800-SEC-0330.

The Trust issues a new monthly update each month, which can be viewed on the Trust’s website at www.taiwangreaterchinafund.com. Please call toll free 1-800-343-9567 for any further information.

Information Concerning Trustees and Officers

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director
Non-Interested Trustees
Tsung-Ming Chung (59) 4F, No.1, Lane 21, Hsing-Hua Road Kwei-Shan Industrial Zone, Taoyuan, Taiwan, R.O.C.	Trustee and Audit Committee Member	Trustee since 2006 and until the 2009 Annual Meeting of Shareholders or the special meeting in lieu thereof	Chairman and Chief Executive Officer, Dynapak International Technology Corp, since 2002; Chairman, Systems and Chips, Inc.; Director, Arima Group (technology)	Director, Far Eastern International Bank; Director and Chairman of Audit Committee, Taiwan Mobile Co.; Director and Audit Committee Chairman, SMIC
Edward B. Collins (66) 765 Market Street, Suite 31A San Francisco, California 94103 USA	Trustee and Audit Committee Member	Trustee since 2000 and until the 2009 Annual Meeting of Shareholders or the special meeting in lieu thereof	Managing Director, China Vest Group (venture capital investment), since prior to 2004	Director Bookham Inc., since May 2008 Director, Medio Stream, Inc, since 2001; Chairman, California Bank of Commerce, since 2006; Partner, McCutchen, Doyle, Brown & Enersen (law firm), 1987–95
Frederick C. Copeland, Jr. (67) 11 Deer Ridge Road Avon, Connecticut 06001 U.S.A.	Trustee, Vice Chairman, and Audit Committe member	Trustee since May 2004 and until the 2011 Annual Meeting of Shareholders or the special meeting in lieu thereof; Vice Chairman of the Board since February 2006	Vice Chairman, Director, Chairman of Executive Committee, Far East National Bank since 2004; Principal, Deer Ridge Associates, LLC (financial consulting), 2001-2006
Director, Mercantile Commerce Bank Holding, since 2007; Director, Mercantile Commerce Bank, since 2007; President, Chief Executive Officer and Chief Operating Officer, Aetna International (insurance), from 1995 to 2001; Executive Vice President, Aetna, Inc. (insurance), from 1997 to 2001; Chairman, President and Chief Executive Officer, Fleet Bank, N.A., 1993–1995; President and Chief Executive Officer, Citibank Canada Ltd., 1987–1993; Taiwan Country Head, Citibank, 1983–1987

Pedro-Pablo Kuczynski (70) Chequehuanla 967 San Isidro, Lima, Peru	Trustee and Chairman	Trustee since 2007 and until the 2010 Annual Meeting of Shareholders or the special meeting in lieu thereof; and Chairman since August 2007
Senior Advisor and Partner, The Rohatyn Group (emerging markets manager), since 2007; Prime Minister of Peru, 2005–2006; Minister of Economy of Peru, 2001–2002; 2004–2005; Partner and CEO, Latin America Enterprise Fund (private equity), 1995–2001
Chairman and Director, Advanced Metallurgical Group (“AMG, N.V.”), since 2007; Director, Ternium Inc., since 2007
David N. Laux (81) The Hampshire, Apt. 701 1101 N. Elm St. Greensboro, NC, 27401 U.S.A.	Trustee	Trustee since 1992 and until the 2010 Annual Meeting of Shareholders or the special meeting in lieu thereof; and Chairman from July 2004 to August 2007	Director International Foundation, 2001–2007; Chairman, Great Dads (non-profit), 2004–2006; President, US-Taiwan Business Forum, from 2000 to 2005; Director, US-Taiwan Business Council, 2000-present
President, US-ROC (Taiwan) Business Council, 1990–2000; Chairman and Managing Director, American Institute in Taiwan, 1987–90; Director of Asian Affairs, National Security Council, The White House, 1982–86

Robert P. Parker (67) 101 California Street Suite 2830 San Francisco, California 94111 U.S.A.	Trustee and Audit Committee Member	Trustee since 1998 and until the 2011 Annual Meeting of Shareholders or the special meeting in lieu thereof; and Chairman from February to July 2004	Chairman, Parker Price Venture Capital, Inc. (formerly known as Allegro Capital, Inc.), since prior to 2004	Director, NexFlash Technologies, Inc., 2001-2005 Partner, McCutchen, Doyle, Brown & Enersen (law firm), 1988–97
Non-Trustee Officers
Steven R. Champion (63) 111 Gillett Street Hartford, CT 06105	President, Chief Executive Officer and Portfolio Manager	President, Chief Executive Officer and Portfolio Manager, since February 2004; President from May 1989 to June 1992
President, Nanking Road Capital Management, LLC, since July 2007; President, Chief Executive Officer and Portfolio Manager of the Fund from February 2004 to October 2007; Executive Vice President, Bank of Hawaii, 2001–2003; Chief Investment Officer, Aetna International, from prior to 2000 to 2001
None
Cheryl Chang (44) 111 Gillett Street Hartford, CT 06105	Secretary, Treasurer, Chief Financial Officer and Chief Compliance Officer	Secretary, Treasurer and Chief Financial Officer since June 2004; Chief Compliance Officer since September 2004
Secretary, Treasurer, Chief Financial Officer and Chief Compliance Officer, Nanking Road Capital Managment LLC, since July 2007; Senior Manager, KPMG (Taipei Office), from prior to 2000 to 2004; Assurances and Advisory Unit of International Practice Group, KPMG (Taipei Office), 2000–2004
None

20-21

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TAIWAN GREATER CHINA FUND
www.taiwangreaterchinafund.com

Trustees and Officers:
Pedro-Pablo Kuczynski, Chairman and Trustee
Frederick C. Copeland Jr., Vice Chairman, Trustee and Audit Committee Member
David N. Laux, Trustee
Tsung-Ming Chung, Trustee and Audit Committee Member
Edward B. Collins, Trustee and Audit Committee
Member
Robert P. Parker, Trustee and Audit Committee Member
Steven R. Champion, President, Chief Executive Officer and Portfolio Manager
Cheryl Chang, Chief Financial Officer,
Treasurer and Secretary

Taiwan Greater China Fund
P.O. Box 118-763 Taipei
Taipei 10599, Taiwan

Manager:
Nanking Road Capital Management, LLC
111 Gillett Street
Hartford, CT 06105
Tel: (860) 278-7888

Administrator & Custodian:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
U.S.A.
Tel: (617) 742-1818

Transfer Agent, Paying and Plan Agent:
American Stock Transfer & Trust Company
59 Maiden Lane – Plaza Level
New York, NY 10038
U.S.A.
Telephone: 1-866-624-4110

Investor Relations & Communications:
The Altman Group, Inc.
60 East 42nd Street, Suite 916
New York, NY 10165
Telephone: (212) 681-9600

U.S. Legal Counsel:
Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019-6131
U.S.A.
Tel: (212) 878-8000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.

Current and historical (from 2/27/2004) NAV information can be found on the Fund’s website at www.taiwangreaterchinafund.com

ITEM 2. CODE OF ETHICS.

As of the fiscal year ended December 31, 2008 (the “Reporting Period”), the registrant has adopted a code of ethics applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have not been any changes to, or waivers from, any provision of the code of ethics during the Reporting Period. A copy of this code of ethics is filed as an exhibit to this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Tsung-Ming Chung possesses the attributes identified in Item 3 of Form N-CSR to qualify as an “audit committee financial expert” and has designated Mr. Chung as the registrant’s audit committee financial expert. Mr. Chung is independent for purposes of paragraph (a)(2) of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the fiscal years ended December 31, 2008 and December 31, 2007 were $19,000 and $65,310, respectively.

(b) Audit Related Fees.  For each of the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate fees billed for assurance and related services rendered to the registrant by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $27,540 and $0, respectively.

(c) Tax Fees. For each of the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate fees billed for professional services rendered to the registrant by the principal accountant for tax compliance, tax advice, and tax planning were $3,600 and $30,263 respectively.  The services for the fiscal year ended December 31, 2007 and December 31, 2008 consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d) All Other Fees. For each of the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate fees billed for products and services provided to the registrant by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)  (1) In accordance with the Audit Committee Charter, the audit committee shall pre-approve the engagement of the auditor, including the fees to be paid to the auditor, to provide any audit or non-audit services to the registrant and any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the audit committee may pre-approve certain services to be provided by the auditor to the registrant.  All such delegated pre-approvals shall be presented to the audit committee no later than the next audit committee meeting.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item 4 that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%
(c) 100%
(d) 100%

(f) Not Applicable.

(g) Aggregate fees billed to the registrant for non-audit services for each of the fiscal years ended December 31, 2008 and December 31, 2007 were $0.  The aggregate fees billed by the auditor for non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 for each of the fiscal years ended December 31, 2008 and December 31, 2007.

(h) There were no non-audit services rendered to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the adviser that provide on-going services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The members of the registrant's audit committee are: Edward B. Collins (Chairman), Robert P. Parker, Frederick C. Copeland, Jr. and Tsung-Ming Chung.

ITEM 6. SCHEDULE OF INVESTMENTS.

A Schedule of Investments as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant's policy with regard to voting shares held in its portfolio is to vote in accordance with the recommendations of Risk Metrics Group, formerly Institutional Shareholder Services Inc., unless the registrant's chief executive officer recommends to the contrary, in which event the decision as to how to vote shares will be made by the registrant's Board of Trustees.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(1) Portfolio Manager. Steven R. Champion has been President, Chief Executive Officer and Portfolio Manager of the registrant since February 2004.  Mr. Champion has been President of Nanking Road Capital Management LLC (“NRC”), the registrant’s investment adviser (“Adviser”), since July 2007 and has retained his positions as Chief Executive Officer and portfolio manager of the registrant through NRC. He was Executive Vice President of the Bank of Hawaii from 2001-2003 and Chief Investment Officer of Aetna International from 2000-2001. Mr. Champion also previously served as the portfolio manager of The Taiwan (R.O.C.) Fund, the predecessor to the registrant, from 1987 to 1989, and President and portfolio manager of the registrant from 1989 to 1992. Other positions he has held include Vice Chairman of the Bank of San Francisco, Chief International Investment Officer at the Bank of America, and Vice President and Country Manager in Taiwan for Continental Illinois National Bank.

(2) Other Accounts Managed by Portfolio Manager.  As of the fiscal year ended December 31, 2008, Mr. Champion managed the registrant with approximately $49,719,691 million in assets under management.  As of the fiscal year ended December 31, 2008, Mr. Champion did not manage any mutual funds, pooled investment vehicles or other accounts.

While the Portfolio Manager does not currently manage any other fund or account, actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities with respect to more than one fund.  The Adviser has adopted policies and procedures that it believes are reasonably designed to address potential conflicts of interest.  As a result, the Adviser does not believe that these potential conflicts of interest will affect the Portfolio Manager’s professional judgment while managing the registrant.

(3) Compensation.  As of October 31, 2007, the registrant entered into an investment advisory agreement (the “Agreement”) with NRC, whereby the registrant’s management structure changed from an internally managed entity to an externally managed entity.  Mr. Champion is the principal owner of NRC and controls its affairs.  In that connection, he determines the compensation to be paid to himself and other NRC employees out of NRC’s investment advisory revenues, net of other expenses.  If profits are available for distribution to NRC’s owners after the payment of salary, bonus and other operating expenses, Mr. Champion is the principal beneficiary of those profits. In determining compensation and bonuses to be paid to him and other NRC officers and employees, Mr. Champion has structured NRC’s compensation program to attract and retain key personnel as well as to provide incentives for top quality performance.  The factors that he expects to take into account in making such decisions include competence, diligence, creativity and dedication and his assessment of the level of importance of a person’s performance as an employee or consultant to NRC’s success as an enterprise.  In assessing his own performance as portfolio manager, Mr. Champion expects to base his assessment on a variety of factors, the most important of which is the registrant’s (and other clients’, if any) investment performance in relation to various benchmarks.  Mr. Champion anticipates that the relationship between salary and bonus payments to himself and other officers and employees of NRC, on the one hand, and the proportion of NRC’s profits to which he will be entitled as a result of his ownership and profit interest in NRC, on the other hand, may vary from year to year, particularly if NRC acquires other investment management or advisory clients and if the proportion of NRC owned by Mr. Champion changes.  In addition to a base salary, bonus and his profit interest, Mr. Champion is eligible for health insurance and deferred compensation benefits.

Prior to October 31, 2007, Mr. Champion received a salary pursuant to an employment agreement he entered into with the registrant. The salary was fixed each year and may have been adjusted from year to year based on the performance of the registrant and various other quantitative and qualitative factors, as determined by the Compensation Committee of the Board of Trustees of the registrant. In addition, Mr. Champion received a bonus for the year ended December 31, 2007. Such bonus was calculated based on the performance of the registrant and various other quantitative and qualitative factors, as determined by the Compensation Committee of the Board of Trustees of the registrant.

(4) As of the fiscal year ended December 31, 2008, Mr. Champion beneficially owned shares in the registrant with a market value between $50,001-$100,000.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1 To January 31
February 1 To February 29
March 1 to March 31
April 1 to April 30
May 1 to May 31
June 1 to June 30	(1) 723,688	$6.66	(1) 723,688	(2) 0
July 1 to July 31
August 1 to August 31
September 1 to September 30
October 1 to October 31
November 1 to November 30
December 1 to December 31	(1) 687,504	$3.85	(1) 687,504	(2) 0
Total	1,411,192	$10.51	1,411,192	125,032

(1)	Shares repurchased under the Fund’s semi-annual repurchase offer.

(2)
In addition to the semi-annual repurchase offer, the registrant may repurchase up to 2,179,932 shares under a separate repurchase program (the “Repurchase Program”) which commenced on November 1, 2004. The Repurchase Program does not have an expiration date.  No shares were repurchased under the Repurchase Program during the fiscal year ended December 31, 2008. As of the fiscal year ended December 31, 2008, 125,032 shares may be purchased under the repurchase program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Exchange Act.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics required by Item 2 of Form N-CSR is filed as Exhibit 12(a)(1) to this Form N-CSR.

(a)(2) Certifications Pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes Oxley Act of 2002, as amended, are filed as Exhibit 12(a)(2) to this Form N-CSR.

(a)(3) The registrant has made no written solicitations to purchase securities pursuant to Rule 23C-1 under the 1940 Act during the period covered by the report to 10 or more persons.

(b) Certifications required by Rule 30a-2(b) under the 1940 Act, Section 906 of the Sarbanes Oxley Act of 2002, Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Taiwan Greater China Fund

By: /s/ Steven R. Champion
Name: Steven R. Champion
Title: President and Chief Executive Officer (Principal Executive Officer)

Date:  March 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Steven R. Champion
Name: Steven R. Champion
Title: President and Chief Executive Officer (Principal Executive Officer)

Date:  March 9, 2009

By: /s/ Cheryl Chang
Name: Cheryl Chang
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date:  March 9, 2009